                                  EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                                  AS ADDED BY
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Premier Bancorp, Inc. ("PBI") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission (the "report"), I, John C. Soffronoff, President and Chief Executive Officer of PBI, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. To my knowledge, the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of PBI.

                                          By:    /s/ JOHN C. SOFFRONOFF
                                            ------------------------------------
                                                     John C. Soffronoff
                                            President, Chief Executive Officer,
                                                           Director
                                               (Principal Executive Officer)

Date: March 13, 2003